UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012 (October 19, 2012)

Iron Sands Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-54477	45-2258702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Samir Masri CPA Firm P.C. 175 Great Neck Road, Suite 403 Great Neck, NY	11021
(Address of principal executive offices)	(Zip Code)

(516) 466-6193
(Registrant’s telephone number, including area code)

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers.

Effective October 19, 2012, Sasha Masri resigned as the Chief Financial Officer and a director of Iron Sands Corp., a Delaware corporation (the "Company").

On October 19, 2012, the board of directors of the Company appointed Samir Masri to serve as Chief Financial Officer of the Company, effective as of the effective date of Sasha Masri's resignation as Chief Financial Officer and a director. Samir Masri has been serving as the Chief Executive Officer, President, Secretary and a director of the Company since May 26, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibits are filed as part of this report:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON SANDS CORP.

Date: October 23, 2012	By:	/s/ Samir N. Masri
Samir N. Masri
President, Secretary, Treasurer,
Chief Financial Officer and Director